FORM N-23c-3
NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23c-3
1.	Investment Company Act File Number: 811-09709
Date of Notification: October 16, 2009

2.	Exact name of investment company as specified in registration statement:

HIGHLAND FLOATING RATE ADVANTAGE FUND

3.	Address of principal executive office: c/o Highland Capital Management, L.P. Two Galleria Tower 13455 Noel Road, Suite 800 Dallas, Texas 75240

4.	Check one of the following:

A.	☑ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ M. Jason Blackburn M. Jason Blackburn
Secretary

This is notification of the quarterly repurchase offer.
If you are not interested in selling your shares at this time, kindly disregard this notice.
October 16, 2009
Dear Shareholder:
This letter is to announce the regular quarterly repurchase offer (“Repurchase Offer”) for Highland Floating Rate Advantage Fund (the “Fund”). The purpose of this Repurchase Offer is to provide access and liquidity to your assets by allowing you to sell your shares at net asset value. The Fund repurchases its shares only by repurchase offer and only during its regular quarterly repurchase offers. The Repurchase Offer period will begin on October 16, 2009 and end on November 16, 2009. All Repurchase Offer requests received during this period will be processed on November 16, 2009.
Repurchase requests for certain categories of Class A shares, Class B shares held for less than five years and Class C shares held for less than one year may be subject to a contingent deferred sales charge.
If you have no desire to sell your shares of the Fund, please disregard this notice. We will contact you again next quarter to remind you of your share sale privileges. However, if you would like to sell shares for cash in this Repurchase Offer, call your financial advisor or complete the Repurchase Offer Form included with this letter and return it in the enclosed envelope. Regular Mail: Highland Funds, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9840, Providence, Rhode Island 02940-8040. Overnight Mail: Highland Funds, c/o PNC Global Investment Servicing (U.S.)., 101 Sabin Street, Pawtucket, Rhode Island 02860. Non-retirement accounts held directly with the Fund can also request proceeds of $100,000 or less via telephone by calling the Fund’s Shareholder Services Representatives at (877) 665-1287. The Telephone Redemption Option can be added to accounts held directly with the Fund by completing the Telephone Redemption Form (available on our website at www.highlandfunds.com). This feature is only available for non-retirement accounts.
All requests to tender shares must be received in good order by the Fund’s transfer agent by 4:00 p.m., Eastern Time, on November 16, 2009. A Medallion Signature Guarantee is required when you: (i) request a liquidation of over $100,000; (ii) request the payment of proceeds either to a payee other than the shareholder of record or at an address other than the address of record; (iii) request the payment of proceeds to an address of record that has been changed within the past 30 days; (iv) furnish new bank wire instructions; or (v) in certain other circumstances at the discretion of the Fund and its transfer agent. The Fund will only accept signature guarantees from Medallion guarantors meeting the STAMP2000 requirements. Any transaction requiring a Medallion Signature Guarantee that is received on behalf of the Fund by PNC Global Investment Servicing (U.S.) Inc., the Fund’s transfer agent, with a non-Medallion Signature Guarantee will be rejected.

As indicated in the Fund’s prospectuses, during this Repurchase Offer, you may make arrangements to have the proceeds of any Fund shares repurchased by the Fund from you in this Repurchase Offer invested in shares of Highland Floating Rate Fund and certain registered open-end investment companies advised by Highland and distributed by PFPC Distributors, Inc., as determined from time to time by the Board of Trustees of the Fund. Information on these funds can be found on our website. To learn more about or to complete such a transaction, please contact your financial advisor or, if your account is held directly with the Fund, the Fund at (877) 665-1287.
If you have any questions, please call your financial advisor or call one of our Shareholder Services Representatives at (877) 665-1287.
Sincerely,
Highland Floating Rate Advantage Fund

Not FDIC Insured	May Lose Value

No Bank Guarantee
REPURCHASE OFFER DOCUMENT
Highland Floating Rate Advantage Fund
Dated October 16, 2009
This repurchase offer (“Repurchase Offer”) of Highland Floating Rate Advantage Fund (the “Fund”) and acceptance of the Repurchase Offer for repurchase of shares of the Fund are made upon the terms and conditions stated in this Repurchase Offer Document/Repurchase Offer Form and the Fund’s prospectuses and statement of additional information (“SAI”).
1.	Repurchase Offer. The Fund is offering to repurchase for cash up to ten percent (10%) (the “Repurchase Offer Amount”) of its issued and outstanding shares on its Repurchase Request Deadline (defined below), with all classes being treated in the aggregate, at a price equal to the net asset value per share (“NAV”) as of the close of business on the New York Stock Exchange on the Repurchase Pricing Date (defined below) less any contingent deferred sales charge (described below) upon the terms and conditions set forth herein. The purpose of the Repurchase Offer is to provide liquidity to shareholders because no secondary market exists for the Fund’s shares. The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of shares.

2.	Repurchase Request Deadline. All tenders of shares for repurchase must be received in proper form by the Fund’s transfer agent by 4:00 p.m., Eastern Time, on November 16, 2009, which is the “Repurchase Request Deadline.”

3.	Repurchase Pricing Date. It is intended that the NAV for the repurchase of the Fund’s shares will be determined following the close of business on November 16, 2009 (the “Repurchase Pricing Date”), which is within fourteen days following the Repurchase Request Deadline. However, the Fund has up to fourteen days after the Repurchase Request Deadline to determine the NAV. If the Fund chooses a Repurchase Pricing Date later than the close of business on November 16, 2009, there is a risk that the NAV may fluctuate between those dates. The Repurchase Pricing Date may be a date earlier than the date disclosed by the Fund in the notification to shareholders if, on or immediately following the Repurchase Request Deadline, it appears that the use of an earlier Repurchase Pricing Date is not likely to result in significant dilution of the NAV of either the Fund shares that are tendered for repurchase or the Fund shares that are not tendered.

4.	Payment For Shares Repurchased. The Fund will pay repurchase proceeds within seven calendar days after the Repurchase Pricing Date.

5.	Repurchase Fees. The Fund will not charge a repurchase fee, although certain Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (described below).

6.	Net Asset Value. The NAV of the Fund on October 14, 2009 was $6.38 per share for each of Class A, Class B, Class C and Class Z Shares. You must decide whether to tender your shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The NAV of the shares may fluctuate between the date of your repurchase request or the Repurchase Request Deadline and the Repurchase Pricing Date. There can be no assurance that the NAV of the shares on the Repurchase Pricing Date will be as high as the NAV of the shares on the date you submit your repurchase request or the Repurchase Request Deadline. Please call the Fund’s Shareholder Services Representatives at (877) 665-1287 for per share NAV information. The Fund’s shares are not traded on any organized market or exchange.

7.	Increase in Number of Shares Repurchased; Pro Rata Repurchases. If shareholders tender more shares for repurchase than the Repurchase Offer Amount, the Fund may (but is not obligated to) repurchase an additional amount of shares not to exceed two percent (2%) of its shares issued and outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase the additional 2%, or if shareholders tender shares in excess of the Repurchase Offer Amount plus the additional 2%, the Fund will repurchase shares tendered on a pro rata basis. There can be no assurance that the Fund will be able to repurchase all shares that you have tendered, even if you tender all shares held in your account. In the event of an oversubscribed Repurchase Offer, you may be unable to sell some or all of your investment. You may have to wait until a subsequent repurchase offer to tender shares that the Fund is unable to repurchase, and you would be subject to the risk of NAV fluctuations during that time period.

8.	Modification or Withdrawal of Shares To Be Repurchased. Tenders of shares may be modified or withdrawn at any time prior to 4:00 p.m., Eastern Time, on November 16, 2009, by submitting written notice to Highland Floating Rate Advantage Fund. Regular Mail: Highland Funds, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9840, Providence, Rhode Island 02940-8040. Overnight Mail: Highland Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860.

9.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended). These circumstances are limited and include the following:
(a)	if the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

(b)	for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine fairly the value of the Fund’s net assets;

(c)	for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders;

(d)	if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association and the repurchase of shares would cause the shares to lose that status; or

(e)	during any period in which any market on which the shares are principally traded is closed, other than customary weekend and holiday closings, or during any period in which trading on the market is restricted.

You will be notified if the Fund suspends or postpones the Repurchase Offer. If the Fund renews the Repurchase Offer after a suspension or postponement, you will be sent a new notification.

10.	Tax Consequences. You should review the tax information in the Fund’s prospectuses and SAI. You should consult your tax advisor regarding the specific tax consequences, including state and local tax consequences, of participating in the Repurchase Offer. The Fund intends to take the position that shareholders tendering shares will qualify for sale treatment. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders that hold their shares as a capital asset.

11.	Documents In Proper Form. All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect in any tender of shares whether generally or with respect to any particular share(s) or shareholders. The Fund’s interpretations of the terms and conditions of the Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be cured within such times as the Fund shall determine. Tenders of shares will not be deemed to have been made until the defects or irregularities have been cured or waived. A Medallion Signature Guarantee is required when you: (i) request a liquidation of over $100,000; (ii) request the payment of proceeds either to a payee other than the shareholder of record or at an address other than the address of record; (iii) request the payment of proceeds to an address of record that has been changed within the past 30 days; (iv) furnish new bank wire instructions; or (v) in certain other circumstances at the discretion of the Fund and its transfer agent. Additional documentation is required for corporations and trust accounts. Please contact Shareholder Services Representatives at (877) 665-1287 for specific requirements.

11.	Contingent Deferred Sales Charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on those Class B shares accepted for repurchase that have been held for less than five years. Specifically, Class B shares repurchased through the (i) first year after purchase are subject to a CDSC of 3.25%; (ii) second year after purchase are subject to a CDSC of 3.00%; (iii) third year after purchase are subject to a CDSC of 2.00%; (iv) fourth year after purchase are subject to a CDSC of 1.50%; and (v) fifth year after purchase are subject to a CDSC of 1.00%. Class C shares are subject to a CDSC of 1.00% for those Class C shares accepted for repurchase that have been held less than one year. Class A shares repurchased within 18 months of purchase are subject to a CDSC of 1.00% if those shares were purchased without an initial sales charge in accounts aggregating $1 million or more. Please check your holdings and the Fund’s prospectuses and SAI for more information on CDSCs.
* * * * *
None of the Fund, Highland Capital Management, L.P., the Fund’s investment adviser, PFPC Distributors, Inc., the Fund’s distributor, PNC Global Investment Servicing (U.S.) Inc., the Fund’s transfer agent, nor any other person is or will be obligated to give notice of any defects or irregularities in the Repurchase Offer, nor shall any of them incur any liability for failure to give any such notice.
Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder whether or not to tender shares. You must make an independent decision whether to tender shares and, if so, how many shares to tender.
No person has been authorized to make any recommendation on behalf of the Fund whether you should tender shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein or in the Fund’s prospectus, SAI or account application. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.
For per share NAV and other information, or for a copy of the Fund’s prospectuses or SAI, call the Fund’s Shareholder Services Representatives at (877) 665-1287.